UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2012

LAPORTE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-182106	Being applied for
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

710 Indiana Avenue, LaPorte, Indiana	46350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (219) 362-7511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On August 20, 2012, LaPorte Bancorp, Inc., a federal corporation, announced that LaPorte Bancorp, Inc., a Maryland corporation (“New LaPorte”), the proposed holding company for The LaPorte Savings Bank, and LaPorte Savings Bank, MHC have received conditional approval from the Board of Governors of the Federal Reserve System and the Indiana Department of Financial Institutions to commence the second step conversion and offering. New LaPorte also announced that the registration statement relating to the sale of common stock of New LaPorte was declared effective by the Securities and Exchange Commission.

                     A copy of the press release dated August 20, 2012, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Press release dated August 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAPORTE BANCORP, INC.
DATE: August 20, 2012	By:	/s/ Michele M. Thompson
Michele M. Thompson
President and Chief Financial Officer